UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(September 21, 2005)
Date of Report (Date of earliest event reported) September 23, 2005
DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21057	86-0712225

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1870 Crown Drive Dallas, Texas (Address of principal executive offices)		75234 (Zip Code)
(214) 561-7500
Registrant’s telephone number, including area code:
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 21, 2005, the Company’s Board of Directors elected Samuel T. Hicks, age 64, to the position of Corporate Controller. Mr. Hicks’ primary responsibilities include management of general accounting, budget and financial reporting.
Mr. Hicks is a Certified Public Accountant, licensed in Nebraska and Texas. Previously, Mr. Hicks was Chief Financial Officer for MedSolutions, Inc., a publicly registered medical waste management outsource solutions company from 1998 to 2004, and from 1977 to 1993 was a partner in the firm of Ernst & Young LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: September 23, 2005	By:	/s/Ray E. Schmitz

Ray E. Schmitz Vice President and Chief Financial Officer